                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                  MARCH 11, 1997




                         UNISON HEALTHCARE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             0-27374                                    86-0684011
---------------------------------           ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


8800 NORTH GAINEY CENTER DRIVE, SUITE 245, SCOTTSDALE, ARIZONA           85258
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)


                                 (602) 423-1954
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

On March 11, 1997, Unison HealthCare Corporation ("Unison") issued a press release describing an anticipated restatement of its previously issued financial results for the nine months ended September 30, 1996. The press release is filed as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         UNISON HEALTHCARE CORPORATION

March 11, 1997               By /s/ Jerry M. Walker
                             -------------------------------------
                             Jerry M. Walker
                             President and Chief Executive Officer

                                 EXHIBIT INDEX



EXHIBIT NO.               DESCRIPTION OF EXHIBIT
-----------          ----------------------------------------------------------
99.1                 Unison HealthCare Corporation news release describing an
                     anticipated restatement of its previously issued financial results for the nine months ended September 30, 1996.